Exhibit 10.1
LENDER JOINDER AGREEMENT
THIS LENDER JOINDER AGREEMENT (this “Joinder Agreement”), by and among the parties set forth on the signature pages hereto, is dated as of March 12, 2024.

RECITALS

A.     Reference is hereby made to that certain Revolving Credit Agreement dated as of September 26, 2023 by and among, Oaktree Gardens OLP, LLC, a Delaware limited liability company (the “Initial Borrower”), Gardens Coinvest, LLC, a Delaware limited liability company, as the initial qualified borrower, Oaktree Gardens OLP SPV, L.P., a Cayman Islands exempted limited partnership acting by its general partner, the Initial General Partner (as defined below), as the initial guarantor, Oaktree OLPG GP, L.P., a Cayman Islands exempted limited partnership, acting by its general partner, the Ultimate General Partner (as defined below) (“Initial General Partner”), Oaktree OLPG GP Ltd., a Cayman Islands exempted company (the “Ultimate General Partner”), Sumitomo Mitsui Banking Corporation, as the Administrative Agent, the Sole Bookrunner and Lead Arranger, a Letter of Credit Issuer and a Lender, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B.     Pursuant to an increase of Commitments under Section 2.14 of the Credit Agreement, Oversea-Chinese Banking Corporation Limited, New York Agency (the “Subsequent Lender”) has indicated its desire to become a Lender under the Credit Agreement. Accordingly, Subsequent Lender hereby agrees with the Initial Borrower, Administrative Agent and the Lenders as follows:

AGREEMENTS

1.Subsequent Lender hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, it will be deemed to be a party to the Credit Agreement and a Lender for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender thereunder as if it had executed the Credit Agreement and the other Loan Documents. Subsequent Lender hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Documents applicable to a Lender. The Commitment of each Lender, including each Subsequent Lender, shall be the amount set forth opposite such Lender’s name on Schedule II hereto which shall replace Schedule II to the Credit Agreement.

2.Subsequent Lender: (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (b) confirms that all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Joinder Agreement, and the performance by Subsequent Lender as a Lender under the Credit Agreement, have been obtained; (c) confirms that it is an Eligible Assignee; (d) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Borrower Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document; (e) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (f) has attached (or has delivered to the Administrative Agent and the Borrowers) any documentation or forms required to be delivered by it pursuant to the terms of the Credit Agreement, including, for the avoidance of doubt, pursuant to Section 4.1 of the Credit Agreement, duly completed

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and executed by the Subsequent Lender.

3.Following the execution of this Joinder Agreement, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent, and the Administrative Agent shall notify the Borrowers and the other Lenders of the same. The effective date of this Joinder Agreement (the “Effective Date”) shall be the date indicated in the preamble above.

4.As of the Effective Date, Subsequent Lender shall be a party to the Credit Agreement and the other Loan Documents and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Lender thereunder.

5.Subsequent Lender represents and warrants that, upon the Effective Date, each of the Credit Agreement and the Loan Documents constitutes Subsequent Lender’s duly authorized, legal, valid, binding and enforceable obligation.

6.From and after the Effective Date, the Administrative Agent shall, to the extent received from the Borrower Parties, make all payments under the Credit Agreement in respect of the interest of Subsequent Lender acquired pursuant to this Joinder Agreement (including, without limitation, all payments of principal and interest with respect thereto) to Subsequent Lender as a Lender under the Credit Agreement.

7.Any notice, demand, request or other communication to be delivered to Subsequent Lender under or with respect to the Credit Agreement or any other Loan Document shall be delivered in accordance with Section 12.6 of the Credit Agreement. Subsequent Lender agrees that the Administrative Agent may rely on Subsequent Lender’s address, facsimile number, telephone number, and the name of a contact person, all as set forth below the signature of Subsequent Lender on the signature page hereof, until Subsequent Lender provides the Administrative Agent with a written notice designating a different address, facsimile number, telephone number or contact person.

8.This Joinder Agreement and any claim, controversy or dispute arising under or related to or in connection herewith, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 of the New York General Obligations Law. The parties hereto consent to the personal jurisdiction of the courts of the State of New York in connection with any claim or dispute arising in connection with this Joinder Agreement and waive any objection as to venue in the Borough of Manhattan, State of New York. This choice of venue is made pursuant to New York General Obligation Law Section 5-1402.

9.This Joinder Agreement may be executed in any number of counterparts (including by electronic signature complying with the U.S. federal ESIGN Act of 2000 or in portable document format), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Joinder Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Joinder Agreement by electronic mail or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

10.The parties hereto agree that this Joinder Agreement shall be one of the Loan Documents.

Remainder of Page Intentionally Left Blank.
Signature Pages Follow.

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IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed as of the date first above written.

    SUBSEQUENT LENDER:

OVERSEA-CHINESE BANKING CORPORATION LIMITED, NEW YORK AGENCY,
as Subsequent Lender

By:    /s/ Charles Ong
Name: Charles Ong
Title: General Manager

Address:
1700 Broadway, 18th Floor
New York, NY 10019

Signature Page to
Lender Joinder Agreement

ACCEPTED AND APPROVED:

SUMITOMO MITSUI BANKING CORPORATION,
as Administrative Agent, Letter of Credit Issuer and a Lender

By:    /s/ Chrismichael Buendia
Name: Chrismichael Buendia
Title: Executive Director

Signature Page to
Lender Joinder Agreement

ACCEPTED AND APPROVED:

INITIAL BORROWER:

OAKTREE GARDENS OLP, LLC

By:    /s/ Matthew Stewart
    Name: Matthew Stewart
    Title: Chief Operating Officer

Signature Page to
Lender Joinder Agreement

SCHEDULE II
COMMITMENTS

Lender Name	Commitment
Sumitomo Mitsui Banking Corporation	$125,000,000
Oversea-Chinese Banking Corporation Limited, New York Agency	$125,000,000
TOTAL	$250,000,000